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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       August 21, 2002
                                                 ---------------------------


                      INTEGRATED INFORMATION SYSTEMS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                    29947                  86-0624332
      ----------------               ---------               ------------
(State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)           Identification No.)



                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA 85281
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)



Registrant's telephone number, including area code    (480) 317-8000
                                                   --------------------


                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated August 21, 2002 titled "Integrated Information Systems, Inc. Announces Appeal of Nasdaq Delisting."



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1 Press release of Integrated Information Systems, Inc. dated August 21, 2002, titled "Integrated Information Systems, Inc. Announces Appeal of Nasdaq Delisting."




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTEGRATED INFORMATION SYSTEMS, INC.


Date:  August 21, 2002             By: /s/ James G. Garvey, Jr.
                                      ------------------------------------------
                                   James G. Garvey, Jr.
                                   (Chairman, Chief Executive Officer
                                   and President)








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